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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 31, 2005

                           COMMUNITY BANCSHARES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-16461                       63-0868361
----------------                  -----------                ------------------
(State or Other                   (Commission                (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
  Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
                 -----------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communication pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On January 26, 2005, Bank Director magazine announced that the board of directors of Community Bancshares, Inc. (the "Company") was the first recipient of its L. William Seidman Courage Award. According to the announcement, this award is presented to a board whose directors, during a time of great adversity, had the courage to do the right thing. An article outlining the reason the Company's board of directors was selected to receive the award appears in the magazine's 1st Quarter 2005 issue. The article may be viewed online at http://www.bankdirector.com/issues/articles.pl?article_id=11614.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMMUNITY BANCSHARES, INC.

                                           /s/  Patrick M. Frawley
                                           -------------------------------------
                                           Patrick M. Frawley
                                           Chairman, Chief Executive Officer and
                                           President

Date:  January 31, 2005


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